UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2008

POMEROY IT SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20022	31-1227808
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1020 Petersburg Road, Hebron, KY 41048
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (859) 586-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Pomeroy IT Solutions, Inc. (the “Company”) amended Article IV of the Company’s Bylaws, effective January 24, 2008, to permit the issuance of shares of the Company’s capital stock in uncertificated form.   The foregoing discussion is qualified in its entirety by reference to the amended and restated Article IV, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Section 9. – Financial Statements and Exhibits

Item 9.01 Financial statements and Exhibits

(c)	Exhibits

3.1	Amended and restated Article IV of the Company’s Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POMEROY IT SOLUTIONS, INC.

Date: January 28, 2008	By:	/s/ Keith R. Coogan
Keith R. Coogan, President and Chief Executive Officer